Summary Prospectus April 30, 2012	Ticker Symbol: MAPOX

The Fund’s investment objective, risks and expenses must be considered carefully before investing. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2012, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.mairsandpower.com or call 800-304-7404.

Investment Objectives
The objectives of the Mairs and Power Balanced Fund (the Fund) are to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified portfolio including bonds, preferred stocks, common stocks and other securities convertible into common stock. The objective of the Fund is also to provide a current income yield of at least 25% greater than that of the S&P500 Index, although there can be no assurance that this objective will be met.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses(1)	0.20%
Total Annual Fund Operating Expenses	0.80%
(1)
“Other Expenses” includes Acquired Fund Fees and Expenses, which are indirect fees and expenses that funds incur from investing in the shares of other mutual funds.  The Total Annual Fund Operating Expenses for the Fund in the table above differs from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the statutory prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as Acquired Fund Fees and Expenses, which was 0.01% for the fiscal year ended December 31, 2011.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and you then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$82	$253	$440	$979

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9.12% of the average value of its portfolio.

Principal Investment Strategies
The Fund emphasizes investments in common stock and other securities convertible into common stock as well as fixed income securities. Preference is given to higher rated investment grade fixed income securities (Baa or better by Moody’s Investors Service).  Lower rated convertible and non-convertible debt securities may be purchased if, in the opinion of the investment adviser, the potential rewards outweigh the incremental risks.  The Fund may also invest in foreign securities.  The Fund seeks to keep its assets reasonably fully invested at all times, to maintain modest portfolio turnover rates and to moderate risk by investing in a diversified portfolio of equity and fixed income securities.

Principal Risks of Investing in the Fund
All investments have risks.  The Fund is designed for long-term investors.  You should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objectives.  The Fund cannot provide assurance that it will achieve its objectives. Loss of money is a risk of investing in the Fund.  The main risks of investing in the Fund are:

Market Conditions
Equity securities are generally subject to greater risk than fixed income securities in adverse market conditions.  Equity security prices may fluctuate markedly over the short-term due to changing market conditions, interest rate fluctuations and various economic and political factors.

Fund Management
Active management by the investment adviser in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objectives could cause the Fund to underperform compared to other funds having similar investment objectives.

Common Stock
Common stocks represent an ownership interest in a corporation. The Fund could lose money if a company in which it invests becomes financially distressed.

Credit Risk
Fixed income securities are subject to credit risk, which is the risk that the issuer of a debt security will fail to make interest and principal payments when due. Securities issued by the United States Government generally are viewed as carrying minimal credit risk. Securities issued by private entities and governmental entities not backed by the full faith and credit of the United States are subject to higher levels of credit risk. Payment defaults could cause the value of the Fund’s investment portfolio to decline.

Debt Securities Rated Less than Investment-Grade
These securities have a higher degree of credit risk than investment-grade securities.  Companies that issue these lower rated securities (also known as “high yield” or “junk bonds”) are often highly leveraged and traditional methods of financing may not be available to them. Also, market values of lower rated securities may be more sensitive to developments which affect the individual issuer and to general economic conditions.

Interest Rate Risk
Fixed-rate debt securities are subject to interest rate risk, which is the risk the value of a fixed-rate debt security will decline due to an increase in market interest rates.  When interest rates rise, the value of a fixed-rate debt security generally decreases. When interest rates decline, the value of a fixed-rate debt security generally increases.  Generally, a debt security with a longer maturity will have greater price volatility as a result of interest rate changes than a debt security with a shorter maturity.  Investors in the Fund bear the risk that increases in market interest rates will cause the value of the investment portfolio to decline.

Call Risk
The Fund invests in corporate bonds, which are subject to call risk. Corporate bonds and some securities issued by United States agencies may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. If a bond held by the Fund is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fund’s income.

Mortgage-Backed Securities
Mortgage-backed securities are securities representing interests in pools of mortgage loans secured by residential or commercial real estate. Payments of interest and principal on these securities are generally made monthly by passing through the monthly payments made by the individual borrowers on the mortgage loans in the pool.  Payment of principal and interest may be guaranteed by the full faith and credit of the United States Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the United States Government (in the case of securities guaranteed by FNMA or FHLMC). Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities.

Asset-Backed Securities
Asset-backed securities are securities representing a participation in or are secured by and payable from pools of underlying assets secured by use of trusts and special purpose entities. Payment of interest and principal are largely dependent upon the cash flows generated by the underlying assets and are often subject to more rapid repayment than their stated maturity date as a result of the pass-through of prepayments of principal on the underlying assets. Like other fixed income securities, when interest rates rise, the rate of prepayment will decrease; however, when interest rates fall, asset-backed securities have less potential for capital appreciation than other income-bearing securities of comparable maturity.

Securities of Foreign Issuers and ADRs
There are certain risks in securities of foreign issuers which are not associated with domestic securities. These risks among others include political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than United States corporations. In addition, there may be less publicly available information about a foreign company than about a United States domiciled company.

Performance

Risk/Return Bar Chart and Table
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year over a 10-year period. Both the chart and the table assume that all distributions have been reinvested. Visit the Fund’s website at www.mairsandpower.com, or call 800-304-7404 for current performance figures.  Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Returns as of December 31

Highest and Lowest Calendar Quarters (for the past 10 years)
Highest Quarter	2nd Quarter, 2009	13.47%
Lowest Quarter	4th Quarter, 2008	-12.69%

Average Annual Total Returns
The following table shows how the Fund’s average annual returns before and after taxes for one, five and ten years compare to those of the S&P 500 Index and a Composite Index. The Composite Index reflects an unmanaged portfolio of 60% S&P 500 Index and 40% Barclays Capital Government/Credit Bond Index, which is composed of high-quality, investment grade U.S. government and corporate fixed income securities with maturities greater than one year.

The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the Fund’s other return figures.

Average Annual Total Returns
(For the periods ended December 31, 2011)	1 year	5 years	10 years
Return Before Taxes	3.23%	3.43%	5.86%
Return After Taxes on Distributions	2.48%	2.53%	4.95%
Return After Taxes on Distributions and Sale of Fund Shares	2.40%	2.54%	4.67%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
Composite Index (reflects no deduction for fees, expenses or taxes)	5.05%	2.87%	4.45%

Portfolio Management
The Fund employs Mairs and Power, Inc. (the Adviser) to manage the Fund’s investment portfolio. William B. Frels, the lead portfolio manager of the Fund since 1992, is Chairman, CEO and Director of the Adviser. Ronald L. Kaliebe, co-manager of the Fund since 2001, is Vice President and Director of the Adviser.

Purchase and Sale of Fund Shares
The minimum initial and subsequent investment amounts offered by the Fund are:

Type of Account	Minimum Investment	Subsequent Investment
Regular	$2,500	$100
IRA	$1,000	$100

You may purchase or redeem Fund shares directly through the Fund’s transfer agent by writing or calling:

Mairs and Power Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 800-304-7404

Fund transactions may be made on any day the New York Stock Exchange is open for business.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relating to the purchase or sale of Fund shares.

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer, bank or other financial intermediary (such as a financial adviser), the Fund and/or the Fund’s investment adviser may pay a fee to the intermediary for certain services including sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.